                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM S-1

                         Post-Effective Amendment No. 2

                                       to

                      REGISTRATION STATEMENT No. 333-139776

                                      Under

                           The Securities Act of 1933

                             RiverSource MVA Account
               (Exact name of registrant as specified in charter)

                                     Indiana
             ------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   94-2786905
           ----------------------------------------------------------
                      (I.R.S. Employer Identification No.)


             829 Ameriprise Financial Center, Minneapolis, MN 55474

                                 (800-333-3437)
        -----------------------------------------------------------------

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Rodney J. Vessels

         50607 Ameriprise Financial Center, Minneapolis, Minnesota 55474

                                 (612) 671-2237
         --------------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


Approximate date of commencement of proposed sale to the public: July 30, 2007 or as soon as practicable after the effective date of the Registration Statement.


If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, check the following box.                                  /X/

Pursuant to Rule 429 under the Securities Exchange Act of 1934, the prospectuses contained herein also relate to and constitute a Post-Effective Amendment to Securities Act Registration Statement Nos. 333-65080 and 333-96297.


This Post-Effective Amendment No. 2 is not intended to supersede the Post-Effective Amendment No. 1 filed on or about April 26, 2007.

                         Calculation of Registration Fee


TITLE OF EACH CLASS OF                             PROPOSED MAXIMUM        PROPOSED MAXIMUM
SECURITIES TO BE             AMOUNT TO BE          OFFERING PRICE PER      AGGREGATE OFFERING     AMOUNT OF
REGISTERED                   REGISTERED            UNIT                    PRICE*                 REGISTRATION FEE
- ------------------------  ---------------------  ----------------------  ---------------------  ---------------------
Interests in the             N/A
Guarantee Period
Accounts of
RiverSource(R) AccessChoice Select Variable Annuity
RiverSource(R) Endeavor Plus(SM) Variable Annuity
RiverSource(R) Endeavor Select Variable Annuity
RiverSource(R) FlexChoice Variable Annuity
RiverSource(R) FlexChoice Select Variable Annuity
RiverSource(R) Galaxy Premier Variable Annuity
RiverSource(R) Innovations Variable Annuity
RiverSource(R) Innovations Select Variable Annuity
RiverSource(R) Innovations Classic Variable Annuity
RiverSource(R) Innovations Classic Select Variable Annuity
RiverSource(R) New Solutions Variable Annuity
RiverSource(R) Pinnacle Variable Annuity
RiverSource(R) Signature Variable Annuity
RiverSource(R) Signature Select Variable Annuity
RiverSource(R) Signature One Variable Annuity
RiverSource(R) Signature One Select Variable Annuity
Evergreen Essential(SM) Variable Annuity
Evergreen New Solutions Variable Annuity
Evergreen New Solutions Select Variable Annuity
Evergreen Pathways(SM) Variable Annuity
Evergreen Pathways(SM) Select Variable Annuity
Evergreen Privilege(SM) Variable Annuity
Wells Fargo Advantage(R) Variable Annuity
Wells Fargo Advantage(R) Select Variable Annuity
Wells Fargo Advantage(R) Builder Variable Annuity
Wells Fargo Advantage(R) Builder Select Variable Annuity
Wells Fargo Advantage Choice(SM) Variable Annuity
Wells Fargo Advantage Choice(SM) Select Variable Annuity

                                     PART I.

                       INFORMATION REQUIRED IN PROSPECTUS

The prospectuses included in the following registration statements containing information for the RiverSource MVA Account filed as described below are incorporated herein by reference.

          RiverSource(R) Signature Variable Annuity, RiverSource(R) Signature Select Variable Annuity as part of Post-Effective Amendment No. 1 for Registration Statement No. 333-139760 on Form N-4 for RiverSource Variable Annuity Account filed on or about April 24, 2007.

          RiverSource(R) Galaxy Premier Variable Annuity and RiverSource(R) Pinnacle Variable Annuity(R), filed as a part of Post-Effective Amendment No. 1 for Registration No. 333-139761 on Form N-4 for RiverSource Variable Annuity Account filed on or about April 24, 2007.

          RiverSource(R) Signature One Variable Annuity, RiverSource(R) Signature One Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, and Wells Fargo Advantage(R) Variable Annuity as part of Post-Effective Amendment No. 1 for Registration Statement No. 333-139762 on Form N-4 for RiverSource Variable Annuity Account filed on or about April 24, 2007.

          RiverSource(R) AccessChoice Select Variable Annuity, RiverSource(R) FlexChoice Variable Annuity, RiverSource(R) FlexChoice Select Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity, and Wells Fargo Advantage Choice(SM) Select Variable Annuity, as part of Post-Effective Amendment No. 2 for Registration Statement No. 333-139759 on Form N-4 for RiverSource Variable Annuity Account filed on or about April 24, 2007.

          RiverSource(R) Endeavor Select Variable Annuity, RiverSource(R) Innovations Variable Annuity, RiverSource(R) Innovations Select Variable Annuity, RiverSource(R) New Solutions Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, RiverSource(R) Innovations Classic Variable Annuity, RiverSource(R) Innovations Classic Select Variable Annuity, and Wells Fargo Advantage(R) Variable Annuity as a part of Post-Effective Amendment No. 2 for Registration Statement No. 333-139763 on Form N-4 for RiverSource Variable Annuity Account filed on or about April 24, 2007.


          RiverSource(R) Endeavor Plus(SM) Variable Annuity as part of Post-Effective Amendment No.4 for Registration Statement No. 333-139759 on Form N-4 for RiverSource Variable Annuity Account filed on or about July 26, 2007.

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 13. Other Expenses of Issuance and Distribution


         The expenses of the issuance and distribution of the interests in the Guarantee Period Accounts of the Contract to be registered, other than commissions on sales of the Contracts, are to be borne by the registrant.


Item 14. Indemnification


The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 15. Recent Sales of Unregistered Securities

         Not Applicable

Item 16. (a) Exhibits


1. Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance files electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

2. Certificate of Merger of IDS Life Insurance Company and Articles of Merger of IDS Life Insurance Company and American Enterprise Life Insurance Company filed electronically as Exhibit 2 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139776 on or about April 24, 2007 is incorporated by reference.

3.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit 6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

3.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

3.3 Consent in writing in lieu of a meeting of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise MVA Account dated Aug. 18, 1999, filed electronically as
       Exhibit 3.3 to Registrant's Initial Registration Statement No. 333-86297, filed on or about Aug. 31, 1999, is incorporated by reference.

3.4 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to
       Registration Statement No. 333-69777 is incorporated by reference.

4.1 Form of Deferred Annuity Contract for the American Express(R) Signature One Variable Annuity (form 240180), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 7, 1999, is incorporated by reference.

4.1(a) Form of Deferred Annuity Contract Data Pages (form 240343) filed  as
       Exhibit 4.1(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, is incorporated by reference.

4.2 Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM) Variable Annuity (form 44209), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.3 Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44210), filed electronically as Exhibit
       4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Deferred Annuity Contract (form 240343), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.5 Form of Deferred Annuity Contract for American Express Signature Variable Annuity (R) (form 43431), filed electronically as Exhibit 4.1
       to  American  Enterprise  Variable  Annuity  Account's   Pre-Effective
       Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, is incorporated by reference.

4.6 Form of Deferred Annuity Contract for the American Express(R) Galaxy Premier Variable Annuity and the American Express Pinnacle Variable Annuity(SM) (form 44170), filed electronically as Exhibit 4.1
       to  American   Enterprise   Variable  Annuity  Account's Pre-Effective
       Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

4.7 Form of Deferred Annuity Contract Option L (form 271496), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958 on form N-4, filed on or Feb. 20, 2002, is incorporated by reference.

4.8 Form of Deferred Annuity Contract Option C (form 271491), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958 on form N-4, filed on or Feb. 20, 2002, is incorporated by reference.

4.9    Form of Deferred Annuity Contract (form 272646), filed electronically as
       Exhibit 4.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 on form N-4, filed on or about October 30, 2003, is incorporated by reference.

4.10 Form of Enhanced Death Benefit Rider contracts (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.11 Form of Guaranteed Minimum Income Benefit Rider for the American Express Signature Variable Annuity (R) and the American Express(R) Signature One Variable Annuity (6% Accumulation Benefit Base) (form 240186), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 3 to Registration Statement No. 333-85567 on form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.12 Form of Guaranteed Minimum Income Benefit Rider (form 240350), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.13 Form of Guaranteed Minimum Income Benefit Rider contracts (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.14 Form of 5% Accumulation Death Benefit Rider for the American Express Signature Variable Annuity(R) and the American Express Signature One Variable Annuity(SM) (form 240183), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 8, 1999, is incorporated by reference.

4.15 Form of Value Option Return of Purchase Payment Death Benefit Rider for the American Express (R) Signature One Variable Annuity (form
       240182), filed   electronically  as  Exhibit  4.11  to  Registrant's
       Post-Effective Amendment No. 6 to Registration Statement No. 333-86297 on form S-1, filed on or about May 1, 2000, is incorporated by reference.

4.16 Form of 8% Performance Credit Rider for the American Express Signature Variable Annuity(R) and the American Express(R) Signature One Variable Annuity (form 240187), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 on form N-4, filed on or about Dec. 30, 1999, is incorporated by reference.

4.17 Form of Performance Credit Rider (form 240349), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297 on Form N-4, filed on or about Feb. 11, 2000, is incorporated by reference.

4.18   Form of Benefit  Protector(SM) Death Benefit Rider contracts
       (form 271155), filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567 on form N-4, filed on or about March 1, 2001, is incorporated by reference.

4.19 Form of Benefit Protector(SM) Plus Death Benefit Rider contracts (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567 on form N-4, filed on or about March 1, 2001, is incorporated by reference.

4.20 Form of Maximum Anniversary Value Death Benefit Rider (form 240346), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about February 11, 2000, is incorporated by reference.

4.21 Form of Roth IRA Endorsement contracts (form 43094), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, incorporated by reference.

4.22 Form of SEP-IRA for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express(R) Signature One Variable Annuity, the American Express(R) Galaxy Premier Variable Annuity, and the American Express Pinnacle Variable Annuity(SM) (form 43412), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.23   Form  of  SEP-IRA contracts (form 43433), filed electronically as Exhibit
       4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on form N-4, filed on or about Aug. 4, 1999, is incorporated by reference.

4.24 Form of Disability Waiver of Withdrawal Charges Rider (form 44215), filed electronically as Exhibit 4.5 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.25 Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage(SM) Variable Annuity and the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44216), to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.26 Form of TSA Endorsement contracts (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.27 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.28   Form of Roth IRA Endorsement (form 272109) filed electronically as
       Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.29 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.30 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about February 2, 2004 is incorporated by reference.

4.31 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about February 2, 2004 is incorporated by reference.

4.32 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about February 2, 2004 is incorporated by reference.

4.33 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about February 2, 2004 is incorporated by reference.

4.34   Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
       Base) (form 272873) filed electronically as Exhibt 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about February 2, 2004 is incorporated by reference.

4.35 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about February 2, 2004 is incorporated by reference.

4.36 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit) (form 272875) filed electronically as Exhibit 4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about February 2, 2004 is incorporated by reference.

4.37 Form of Deferred Variable Annuity Contract (form 272876-DPSIG) filed electronically as Exhibit 4.18 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about February 2, 2004 is incorporated by reference.

4.38 Form of Deferred Variable Annuity Contract (form 272876-DPSG1) filed electronically as Exhibit 4.28 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.39 Form of Deferred Variable Annuity Contract (form 272876-DPWF6) filed electronically as Exhibit 4.29 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.40 Form of Deferred Variable Annuity Contract (form 272876-DPWF8) filed electronically as Exhibit 4.30 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 13 to Registration Statement No. 333-85567 filed on or about February 11, 2004 is incorporated by reference.

4.41 Form of Deferred Variable Annuity Contract (form 272876-DPFCC) filed electronically as Exhibit 4.21 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 5 to Registration Statement No. 333-73958 filed on or about February 10, 2004 is incorporated by reference.

4.42 Form of Deferred Variable Annuity Contract (form 272876-DPFCL) filed electronically as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 5 to Registration Statement No. 333-73958 filed on or about February 10, 2004 is incorporated by reference.

4.43 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed electronically as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.44 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.45   Form of Annuity Endorsement (form 273566) filed electronically as
       Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.46 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.47   Form of MVA Endorsement (form 44182) filed electronically as Exhibit
       4.25 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.48 Form of Withdrawal Charges Endorsement (form 44189) filed electronically as Exhibit 4.26 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource
       Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.49   Form of Age Endorsement (form 240496) filed electronically as Exhibit
       4.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.50 Form of TSA Plan Endorsement - RVSL (form 272865) filed electronically as Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.51 Form of TSA Plan Endorsement - AEL (form 272865) filed electronically as Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.52 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.53 Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.54   Form of Unisex Endorsement (form 272867) filed electronically as
       Exhibit 4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.55 Form of Fixed and Variable Annuity Contract (form 272876) is filed electronically herein. filed electronically as Exhibit 4.35 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.56 Form of Fixed and Variable Annuity Contract - RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.57 Form of Fixed and Variable Annuity Contract - AEL (form 273954) filed electronically as Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.58 Form of Contract Data Pages - RVSL (form 273954 DPSIG) filed electronically as Exhibit 4.39 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource
       Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.59   Form of MAV GMIB Rider - RVSL (form 273961) filed electronically as
       Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.60   Form of MAV GMIB Rider - AEL (form 273961) filed electronically as
       Exhibit 4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.61   Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as
       Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.62   Form of 5% GMIB Rider - AEL (form 273962) filed electronically as
       Exhibit 4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.63 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.64 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.65   Form of Unisex Endorsement - RVSL (form 273964) filed electronically as
       Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.66   Form of Unisex Endorsement - AEL (form 273964) filed electronically as
       Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.67 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource
       Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.68 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.69 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.70 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.71   Form of Contract Data Pages (form 240343-EDP) filed electronically as
       Exhibit 4.28 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource New Solutions(SM) Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Select Variable Annuity and Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.72 Form of Contract Data Pages - RVSL (form 273954DPINN) filed electronically as Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource New Solutions(SM) Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Select Variable Annuity and Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.73 Form of Contract Data Pages - AEL (form 273954DPINN) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource New Solutions(SM) Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen Essential(SM) Variable Annuity, Evergreen New Solutions Select Variable Annuity and Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.74   Form of Variable Annuity Contract (form 271498) filed electronically as
       Exhibit 4.29 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource AccessChoice Select (SM) Variable Annuity, RiverSource FlexChoice(SM) Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity and Wells Fargo Advantage Choice(SM) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.75 Form of Contract Data Pages - RVSL (form 273954DPFCC) ) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource AccessChoice Select(SM) Variable Annuity, RiverSource FlexChoice(SM) Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity and Wells Fargo Advantage Choice(SM) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.76 Form of Contract Data Pages - AEL (form 273954DPFCC) ) filed electronically as Exhibit 4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource AccessChoice Select(SM) Variable Annuity, RiverSource FlexChoice(SM) Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity and Wells Fargo Advantage Choice(SM) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.77 Form of Contract Data Pages - RVSL (form 273954DPFCL) ) filed electronically as Exhibit 4.35 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource AccessChoice Select(SM) Variable Annuity, RiverSource FlexChoice(SM) Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity and Wells Fargo Advantage Choice(SM) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.78 Form of Contract Data Pages - AEL (form 273954DPFCL) ) filed electronically as Exhibit 4.36 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource AccessChoice Select(SM) Variable Annuity, RiverSource FlexChoice(SM) Select Variable Annuity, Evergreen Pathways(SM) Variable Annuity, Evergreen Pathways(SM) Select Variable Annuity, Evergreen Privilege(SM) Variable Annuity, Wells Fargo Advantage Choice(SM) Variable Annuity and Wells Fargo Advantage Choice(SM) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.79 Form of Contract Data Pages - RVSL (form 273954DPSG1) filed electronically as Exhibit 4.39 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) One Variable Annuity, RiverSource Signature(SM) One Select Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity and Wells Fargo Advantage(R) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.80 Form of Contract Data Pages - AEL (form 273954DPSG1) filed electronically as Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) One Variable Annuity, RiverSource Signature(SM) One Select Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity and Wells Fargo Advantage(R) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.81 Form of Contract Data Pages - RVSL (form 273954DPWFB) filed electronically as Exhibit 4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) One Variable Annuity, RiverSource Signature(SM) One Select Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity and Wells Fargo Advantage(R) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.82 Form of Contract Data Pages - AEL (form 273954DPWFB) filed electronically as Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) One Variable Annuity, RiverSource Signature(SM) One Select Variable Annuity, Wells Fargo Advantage(R) Builder Select Variable Annuity, Wells Fargo Advantage(R) Builder Variable Annuity and Wells Fargo Advantage(R) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.83 Form of Unisex Traditional and SEP IRA Endorsement (form 43412) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, on or about Aug 4, 1999, is incorporated by reference.


4.84 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed electronically as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.85 Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed electronically as Exhibit 4.52 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.86 Form of Contract Data Pages - RVSL (form 273954DPBAC) filed electronically as Exhibit 4.57 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-139763 on or about May 18, 2007 is incorporated herein by reference.

4.87 Form of Contract Data Pages - RVSL (form 273954DPBA7) filed electronically as Exhibit 4.58 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-139763 on or about May 18, 2007 is incorporated herein by reference.


5. Opinion of Counsel and consent to its use as to the securities being registered, is filed electronically herewith.

6-22.  Not applicable.

23. Consent of Independent Registered Public Accounting Firm, is filed electronically herewith.


24. Power of Attorney to sign this Registration Statement, dated Jan. 2, 2007, and filed electronically as Exhibit 13.1 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139763 on or about April 24, 2007 is incorporated by reference.

25-99. Not applicable.

Item 17. Undertakings

Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933,

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement,

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement,

      (iv) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) That all post-effective amendments will comply with the applicable forms, rules and regulations of the Commission in effect at the time such post-effective amendments are filed, and

(4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota on the 27th day of July, 2007.


                      RiverSource MVA Account
                      (Registrant)

                      By RiverSource Life Insurance Company

                      By /s/ Timothy V. Bechtold*
                         -----------------------
                             Timothy V. Bechtold
                             President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 27th day of July, 2007.



Signature                                     Title
/s/  Gumer C. Alvero*                         Director and Executive Vice
--------------------------------------        President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
--------------------------------------
     Timothy V. Bechtold

/s/  Brian J. McGrane*                        Director, Executive
--------------------------------------        Vice President and
     Brian J. McGrane                         Chief Financial Officer

/s/  Kevin E. Palmer*                         Director, Vice President and
-------------------------------------         Chief Actuary
     Kevin E. Palmer

/s/  Mark E. Schwarzmann*                     Director, Chairman of the Board
--------------------------------------        and Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
--------------------------------------        Client Services
     Bridget M. Sperl

/s/  David K. Stewart*                        Vice President and Controller
--------------------------------------
     David K. Stewart


* Signed pursuant to Power of Attorney dated Jan. 2, 2007 filed electronically as Exhibit 13.1 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-139763 on or about April 24, 2007 and incorporated by reference by:

/s/  Rodney J. Vessels
------------------------
     Rodney J. Vessels
     Assistant General Counsel

                                 EXHIBIT INDEX




5.       Opinion of Counsel and Consent

23. Consent of Independent Registered Public Accounting Firm for RiverSource MVA Account